Exhibit 10.4

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into May __, 2010, by and among, AtheroNova Inc., a Delaware corporation (“AtheroNova” or, the “Company”), those stockholders of the Company set forth on the signature pages to this Agreement (the “Stockholders”) and those investors of the Company set forth on the signature pages to this Agreement (the “Purchasers”, and together with the Stockholders, the “Holders”).

WITNESSETH:

WHEREAS, the Company and certain Stockholders are parties to that certain Registration Rights Agreement dated December 31, 2007 (the “Registration Rights Agreement”) pursuant to which such Stockholders were given registration rights with respect to their shares of AtheroNova Common Stock;

WHEREAS, the Company has entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Z&Z Medical Holdings, Inc. (“Z&Z”) and Z&Z Merger Corporation, a wholly-owned subsidiary of AtheroNova (“MergerCo”), pursuant to which MergerCo will be merged with and into Z&Z, resulting in Z&Z becoming a direct wholly-owned subsidiary of AtheroNova (the “Merger”), and pursuant to which the capital stock of Z&Z will be converted into the common stock of AtheroNova (the “Common Stock”);

WHEREAS, in connection with the Merger, and in further connection with the Securities Purchase Agreement by and among the Purchasers and the Company dated May __, 2010 (the “Securities Purchase Agreement”), the Company has agreed, upon the terms and subject to the conditions set forth in the Securities Purchase Agreement to issue and sell to the Purchasers, a minimum of $1,500,000 in proceeds in a private placement offering (the “Offering”) of its (i) 2.5% Senior Secured Promissory Notes (the “Notes”), which will, among other things, be convertible into shares of the Company’s Common Stock (the “Conversion Shares”) in accordance with the terms of the Notes, and (ii) warrants to purchase shares of the Company’s Common Stock at an initial exercise price of $0.001965 per share (the “Warrants” and the Common Stock issuable upon the exercise of the Warrants, the “Warrant Shares”).

WHEREAS, it is a condition of the Offering that the Stockholders terminate the registration rights provided by the Registration Rights Agreement and enter into a new registration rights agreement in the form hereof.

WHEREAS, to induce the Purchasers to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively the “Securities Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Holders hereby agree as follows:

1.      Definitions.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.  As used in this Agreement, the following terms shall have the following meanings:

a.           "Business Day" means any day other than Saturday, Sunday or any other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

b.           "Closing Date" shall have the meaning set forth in the Securities Purchase Agreement.

c.           "Cutback Note Amount" the principal amount of Notes cut back pursuant to clause (A) of the definition of Required Registration Amount.

d.           "Cutback Shares" means any of the Required Registration Amount included in the Registration Statement as a result of a limitation on the maximum number of shares of Common Stock of the Company permitted to be registered by the staff of the SEC pursuant to Rule 415.

e.           "Effective Date" means the date the Registration Statement has been declared effective by the SEC.

f.           "Effectiveness Deadline" means the earlier of the date which is (i) in the event that the Registration Statement is not subject to a full review by the SEC, one hundred fifty (150) calendar days after the Closing Date or (ii) in the event that the Registration Statement is subject to a full review by the SEC, one-hundred eighty (180) calendar days after the Closing Date.

g.           "Filing Deadline" means the date sixty (60) calendar days after the Closing Date.

h.           "Investor" means a Holder or any transferee or assignee thereof to whom a Holder assigns its rights as a holder of Registrable Securities under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 10 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights as a holder of Registrable Securities under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 10.

i.           "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

j.           "register," "registered," and "registration" refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the Securities Act and pursuant to Rule 415 and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

k.           "Registrable Securities" means (x)  the Conversion Shares issued or issuable upon conversion of the Notes, (y) the Warrant Shares issued or issuable upon exercise of the Warrants and (z) any shares of capital stock of the Company issued or issuable with respect to the Conversion Shares, the Notes, the Warrant Shares and the Warrants as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on conversions of the Notes or exercises of the Warrants.

l.           "Registration Statement" means a registration statement or registration statements of the Company filed under the Securities Act covering the Registrable Securities.

m.           "Required Holders" means Investors that hold at least a majority of the Registrable Securities.

n.           "Required Registration Amount" for the Registration Statement means (i) 130% of the sum of (x) the aggregate of the maximum number of Conversion Shares issued and issuable pursuant to the Notes at the then applicable Conversion Price as of the Trading Day (as defined in the Notes) immediately preceding the applicable date of determination and (y) the number of Warrant Shares issued and issuable pursuant to the Warrants as of the Trading Day immediately preceding the applicable date of determination, all subject to adjustment as provided in Section 3(e) (without regard to any limitations on conversion of the Notes or exercise of the Warrants) or (ii) such other amount as may be required by the staff of the SEC pursuant to Rule 415 with any cutback applied among the Investors pro rata: (A) first, to any Warrant Shares being registered under such Registration Statement until all such Warrant Shares are cutback; (B) second, to any Conversion Shares being registered under such Registration Statement until such number of Conversion Shares issuable upon conversion of $500,000.00 in principal amount of the Notes are cutback; and (C) thereafter, to all other Registrable Securities.  For purposes of calculating the Required Registration Amount for any Registration Statement other than the Initial Registration Statement, the Conversion Shares and Warrant Shares subject to the Initial Registration Statement or any other prior Registration Statement shall not be counted.

o.           "Rule 415" means Rule 415 promulgated under the Securities Act or any successor rule providing for offering securities on a continuous or delayed basis.

p.           "SEC" means the United States Securities and Exchange Commission.

2.      Termination of Registration Rights Agreement.  Effective upon the date hereof, and without necessity of any further action or approval by AtheroNova or the Stockholders, the Registration Rights Agreement shall be terminated, and neither AtheroNova nor the Stockholders shall have any further rights, obligations or liabilities of any nature whatsoever pursuant to, or arising out of, the Registration Rights Agreement.  AtheroNova and the Stockholders party to the Registration Rights Agreement each represent and warrant that they have full power and authority to terminate the Registration Rights Agreement

3.      Registration.

a.           Mandatory Registration.  The Company shall prepare, and, as soon as practicable but in no event later than the Filing Deadline, file with the SEC a Registration Statement on Form S-1 covering the resale of at least the number of shares of Common Stock equal to the Required Registration Amount determined as of date the Registration Statement is initially filed with the SEC.  Upon each Subsequent Closing (as defined in the Purchase Agreement), the Company shall prepare, and, as soon as practicable but in no event later than the 30 days after such Subsequent Closing, file with the SEC a Registration Statement on Form S-1 covering the resale of at least the number of shares of Common Stock equal to the Required Registration Amount determined as of the date the Registration Statement is initially filed with the SEC. Each Registration Statement shall contain (except if otherwise directed by the Required Holders) the "Selling Stockholders" and "Plan of Distribution" sections for the Investors in substantially the form attached hereto as Exhibit B.  The Company shall use its reasonable best efforts to have each Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Effectiveness Deadline.  By 9:30 am on the Business Day following the Effective Date, the Company shall file with the SEC in accordance with Rule 424 under the Securities Act the final prospectus to be used in connection with sales pursuant to such Registration Statement.  Notwithstanding anything herein to the contrary, the Company has no obligation hereunder to include Cutback Shares, if any, on any Registration Statement.

b.           Allocation of Registrable Securities.  The initial number of Registrable Securities included in any Registration Statement and any increase or decrease in the number of Registrable Securities included therein shall be allocated pro rata among the Investors based on the number of Registrable Securities held by each Investor at the time the Registration Statement covering such initial number of Registrable Securities or increase or decrease thereof is declared effective by the SEC.  In the event that an Investor sells or otherwise transfers any of such Investor's Registrable Securities, each transferee shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor.  Any shares of Common Stock included in a Registration Statement and which remain allocated to any Person which ceases to hold any Registrable Securities covered by such Registration Statement shall be allocated to the remaining Investors, pro rata based on the number of Registrable Securities then held by such Investors which are covered by such Registration Statement.  In no event shall the Company include any securities other than Registrable Securities on any Registration Statement without the prior written consent of the Required Holders.

c.      Legal Counsel.  Subject to Section 6 hereof, the Required Holders shall have the right to select one legal counsel to review and oversee any registration pursuant to this Section 3 ("Legal Counsel"), which shall be Stubbs Alderton & Markiles, LLP or such other counsel as thereafter designated by the Required Holders with the consent of the Company, which consent shall not be unreasonably withheld or delayed.  The Company and Legal Counsel shall reasonably cooperate with each other in performing the Company's obligations under this Agreement.

d.      Ineligibility for Form S-3.  As Form S-3 is not available for the initial registration of the resale of Registrable Securities hereunder, the Company shall undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

e.      Sufficient Number of Shares Registered.  In the event the number of shares available under a Registration Statement filed pursuant to Section 3(a) is insufficient to cover the Required Registration Amount or an Investor's allocated portion of such Registrable Securities pursuant to Section 3(b), the Company shall amend the applicable Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover at least the Required Registration Amount as of the Trading Day immediately preceding the date of the filing of such amendment or new Registration Statement, in each case, as soon as practicable, but in any event not later than fifteen (15) days after the necessity therefor arises.  The Company shall use its reasonable best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof.  For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed "insufficient to cover the Required Registration Amount" if at any time the number of shares of Common Stock available for resale under the Registration Statement is less than the product determined by multiplying (i) the Required Registration Amount as of such time by (ii) 0.90.  The calculation set forth in the foregoing sentence shall be made without regard to any limitations on the conversion of the Notes or the exercise of the Warrants and such calculation shall assume that the Notes are then convertible into shares of Common Stock at the then prevailing Conversion Rate (as defined in the Notes) and that the Warrants are then exercisable for shares of Common Stock at the then prevailing Exercise Price (as defined in the Warrants).

f.      Effect of Failure to File and Obtain and Maintain Effectiveness of Registration Statement.  If (i) a Registration Statement covering all of the Registrable Securities required to be covered thereby and required to be filed by the Company pursuant to this Agreement is (A) not filed with the SEC on or before the Filing Deadline (a "Filing Failure") or (B) not declared effective by the SEC on or before the Effectiveness Deadline or Resolution Date (as defined below, if applicable) (an "Effectiveness Failure") or (ii) on any day during the Registration Period, and after the Effective Date, sales of all of the Registrable Securities required to be included on such Registration Statement cannot be made (other than during an Allowable Grace Period (as defined in Section 4(r)) pursuant to such Registration Statement (including, without limitation, because of a failure to keep such Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to such Registration Statement or to register a sufficient number of shares of Common Stock) (a "Maintenance Failure") then, as partial relief for the damages to any Investor by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each Investor relating to such Registration Statement an amount in cash equal to (A) one percent (1.0%) of the aggregate Purchase Price (as such term is defined in the Securities Purchase Agreement) of such Investor's Registrable Securities included in such Registration Statement on each of the following dates: (i) the day of a Filing Failure and on every thirtieth day (pro rated for periods totaling less than thirty (30) days) thereafter until the date such Filing Failure is cured; (ii) the day of an Effectiveness Failure and on every thirtieth day (pro rated for periods totaling less than thirty (30) days) thereafter until the date such Effectiveness Failure is cured; and (iii) the initial day of a Maintenance Failure and on every thirtieth day (pro rated for periods totaling less than thirty (30) days) thereafter until the date such Maintenance Failure is cured.  The payments to which an Investor shall be entitled pursuant to this Section 3(f) are referred to herein as "Registration Delay Payments."  Registration Delay Payments shall be paid on the earlier of (I) the last day of the calendar month during which such Registration Delay Payments are incurred and (II) the third Business Day after the event or failure giving rise to the Registration Delay Payments is cured.  In the event the Company fails to make Registration Delay Payments in a timely manner, such Registration Delay Payments shall bear interest at the rate of one and one-half percent (1.5%) per month (prorated for partial months) until paid in full.  Notwithstanding anything herein to the contrary, (I) no Registration Delay Payments shall accrue with respect to Cutback Shares, if any; and (II) in the event that the SEC has not declared a Registration Statement effective on or before the Effectiveness Deadline solely as a result of unresolved comments or inquiries based on or arising from facts or circumstances of the Company occurring prior to the closing date of the Merger, and for no other reason, then the Registration Delay Payments applicable to an Effectiveness Failure shall not accrue and shall toll for each day following the Effectiveness Deadline until the earlier of (x) the date that the Company and the SEC resolve all such comments or inquiries (the “Resolution Date”), and (y) the effective date of the Registration Statement.

g.      Neither the Company nor any Subsidiary (as defined in the Securities Purchase Agreement) nor affiliate thereof shall identify any Holder as an underwriter in any public disclosure or filing with the SEC or any Principal Market (as defined in the Securities Purchase Agreement) or any Trading Market (as defined in the Securities Purchase Agreement) and any Holder being deemed an underwriter by the SEC shall not relieve the Company of any obligations it has under this Agreement or any other Transaction Document (as defined in the Securities Purchase Agreement) provided, however, that the foregoing shall not prohibit the Company from including the disclosure found in the "Plan of Distribution" section attached hereto as Exhibit B in the Registration Statement.

4.      Related Obligations.

At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 3(a), 3(d) or 3(e), the Company will use its reasonable best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

a.      The Company shall submit to the SEC, within two (2) Business Days after the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on a particular Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than 48 hours after the submission of such request.  The Company shall use its reasonable best efforts to keep each Registration Statement effective pursuant to Rule 415 at all times until the date on which the Investors shall have sold all of the Registrable Securities covered by such Registration Statement (the "Registration Period").  The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading.

b.      The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement.  In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 4(b)) by reason of the Company filing a report on Form 10-Q, Form 10-K or any analogous report under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC within one (1) Business Day of the day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.

c.      The Company shall (A) permit Legal Counsel to review and comment upon (i) a Registration Statement at least two (2) Business Days prior to its filing with the SEC and (ii) all amendments and supplements to all Registration Statements (except for Annual Reports on Form 10-K and Reports on Form 10-Q and any similar or successor reports) within a reasonable number of days prior to their filing with the SEC, and (B) not file any Registration Statement or amendment or supplement thereto in a form to which Legal Counsel reasonably and timely objects.  The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without the prior approval of Legal Counsel, which consent shall not be unreasonably withheld or delayed.  The Company shall furnish to Legal Counsel, without charge, (i) copies of any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement, (ii) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by an Investor, and all exhibits (unless such Registration Statement is available on EDGAR) and (iii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto.  The Company shall reasonably cooperate with Legal Counsel in performing the Company's obligations pursuant to this Section 4.

d.      The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by an Investor, all exhibits and each preliminary prospectus (unless such Registration Statement is available on EDGAR), (ii) upon the effectiveness of any Registration Statement, ten (10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (unless such amendments and supplements are available on EDGAR) and (iii) such other documents, including copies of the foregoing (regardless of whether such documents are available upon EDGAR) and any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

e.      The Company shall use its reasonable best efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by Investors of the Registrable Securities covered by a Registration Statement under the applicable other securities or "blue sky" laws of such jurisdictions in the United States as shall be reasonably requested by such Investors holding at least a majority in interest of the Registrable Securities included in that Registration Statement, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be reasonably necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction.  The Company shall promptly notify Legal Counsel and each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of notice of the initiation or threatening of any proceeding for such purpose.

f.      The Company shall notify Legal Counsel and each Investor in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and, subject to Section 4(r), promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to Legal Counsel and each Investor (or such other number of copies as Legal Counsel or such Investor may reasonably request) (unless such supplements or amendments are available on EDGAR).  The Company shall also promptly notify Legal Counsel and each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and each Investor by facsimile no later than the second (2nd) Business Day after such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

g.      The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Legal Counsel and each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of notice of the initiation or threat of any proceeding for such purpose.

h.      If any Investor is required under applicable securities law to be described in the Registration Statement as an underwriter, at the reasonable request of such  Investor, the Company shall furnish to such Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as an Investor may reasonably request (i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Investors, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investors.

i.      If, after the execution of this Agreement, an Investor believes that it could reasonably be deemed to be an underwriter of Registrable Securities, upon the request of such Investor, the Company shall make available for inspection by (i) any Investor, (ii) Legal Counsel and (iii) one firm of accountants or other agents retained by the Investors (collectively, the "Inspectors"), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree to hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the Securities Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other Transaction Document.  Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.  Nothing herein (or in any other confidentiality agreement between the Company and any Investor) shall be deemed to limit the Investors' ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

j.      The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement, any other agreement to which the Company is a party, or, to the Company's knowledge, any other agreement.  The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

k.      The Company shall use its reasonable best efforts, to the extent then reasonably feasible, either to (i) cause all of the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure designation and quotation of all of the Registrable Securities covered by a Registration Statement on NYSE Amex or (iii) if, despite the Company's reasonable best efforts to satisfy, the preceding clauses (i) and (ii) the Company is unsuccessful in satisfying the preceding clauses (i) and (ii), to secure the inclusion for quotation on the The New York Stock Exchange, The NASDAQ Capital Market or The NASDAQ Global Market for such Registrable Securities and, without limiting the generality of the foregoing, to use its best efforts to arrange for at least two market makers to register with the Financial Industry Regulatory Authority (the "FINRA") as such with respect to such Registrable Securities.  The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 4(k).

l.      The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

m.      If requested by an Investor, the Company shall (i) as soon as practicable incorporate in a prospectus supplement or post-effective amendment such information as an Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) as soon as practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) as soon as practicable, supplement or make amendments to any Registration Statement if reasonably requested by an Investor holding any Registrable Securities.

n.      The Company shall use its reasonable best efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

o.      The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of a Registration Statement.

p.      The Company shall otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

q.      Within two (2) Business Days after a Registration Statement which covers Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company (which may be the General Counsel of the Company) to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A (with any reasonable limitations required to comply with applicable state securities laws).

r.      Notwithstanding anything to the contrary herein, at any time after the Effective Date, the Company may delay the disclosure of material, non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company, in the best interest of the Company or otherwise required (a "Grace Period"); provided, that the Company shall promptly (i) notify the Investors in writing of the existence of material, non-public information giving rise to a Grace Period (provided that in each notice the Company will not disclose the content of such material, non-public information to the Investors) and the date on which the Grace Period will begin, and (ii) notify the Investors in writing of the date on which the Grace Period ends; and, provided further, that no Grace Period shall exceed five (5) consecutive Trading Days and during any three hundred sixty five (365) day period such Grace Periods shall not exceed an aggregate of twenty (20) Trading Days and the first day of any Grace Period must be at least five (5) Trading Days after the last day of any prior Grace Period (each, an "Allowable Grace Period").  For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Investors receive the notice referred to in clause (i) and shall end on and include the later of the date the Investors receive the notice referred to in clause (ii) and the date referred to in such notice.  The provisions of Section 4(g) hereof shall not be applicable during the period of any Allowable Grace Period.  Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 4(f) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable.  Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale, and delivered a copy of the prospectus included as part of the applicable Registration Statement (unless an exemption from such prospectus delivery requirement exists), prior to the Investor's receipt of the notice of a Grace Period and for which the Investor has not yet settled.  For the avoidance of doubt, no portion of this Section 4(r) shall require, or be deemed to require, disclosure to the Investors of material, non-public information concerning the Company.

5.      Obligations of the Investors.

a.      At least five (5) Business Days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor if such Investor elects to have any of such Investor's Registrable Securities included in such Registration Statement.  It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

b.      Each Investor, by such Investor's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from such Registration Statement.

c.      Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(g) or the first sentence of 4(f), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 4(g) or the first sentence of 4(f) or receipt of notice that no supplement or amendment is required.  Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor's receipt of a notice from the Company of the happening of any event of the kind described in Section 4(g) or the first sentence of 4(f) and for which the Investor has not yet settled.

d.      Each Investor covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to the Registration Statement.

6.      Expenses of Registration.

All expenses of Legal Counsel, which will lead the effort for the Company with respect to the initial filing of any Registration Statement (but not the maintenance thereof) will be paid by the Investors (jointly and severally), provided, however, if any Investor fails to pay their pro rata portion of such expenses, (i) the Registrable Securities held by such Investor shall be removed from the applicable Registration Statement (and accordingly, not registered thereunder), and (ii) the balance of such unpaid expenses shall be paid by the remaining Investors, pro rata.  All other reasonable expenses, other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Sections 3 and 4, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company, shall be paid by the Company.

7.      Indemnification.

In the event any Registrable Securities are included in a Registration Statement under this Agreement:

a.      To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, members, partners, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several, (collectively, "Claims") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("Indemnified Damages"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon:  (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("Blue Sky Filing"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, "Violations").  Subject to Section 7(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim.  Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 7(a):  (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 4(d) and (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 10.

b.      In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 7(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Party"), against any Claim or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 7(c), such Investor shall reimburse the Indemnified Party, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by it in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 7(b) and the agreement with respect to contribution contained in Section 8 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld or delayed; provided, further, however, that the Investor shall be liable under this Section 7(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 10.

c.      Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 7 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 7, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding.  In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Investors holding at least a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates.  The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim.  The indemnifying party shall keep the Indemnified Party or Indemnified Person reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto.  No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent.  No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnified Party.  Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 7, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

d.      The indemnification required by this Section 7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

e.      The indemnity agreements contained herein shall be in addition to  (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

8.      Contribution.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 7 to the fullest extent permitted by law; provided, however, that: (i) no Person involved in the sale of Registrable Securities, which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such sale, shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the amount of net proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement.

9.      Reports Under the Exchange Act.

With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

a.      make and keep public information available, as those terms are understood and defined in Rule 144;

b.      file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

c.      furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

10.      Assignment of Registration Rights.

The rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of such Investor's Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act or applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement.

11.      Amendment of Registration Rights.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Required Holders.  Any amendment or waiver effected in accordance with this Section 11 shall be binding upon each Investor and the Company.  No such amendment shall be effective to the extent that it applies to less than all of the Investors.  No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

12.      Miscellaneous.

a.      A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities.  If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the record owner of such Registrable Securities.

b.      Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered:  (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same.  The addresses and facsimile numbers for such communications shall be:

If to the Company:

AtheroNova Inc.
2301 Dupont Drive, Suite 525
Irvine, CA  92612
Telephone:
Facsimile:
Attention:

Copy (for information purposes) to:

Telephone:
Facsimile: ______________________

If to Legal Counsel:

Stubbs Alderton & Markiles, LLP
15260 Ventura Blvd., 20th Floor
Telephone: (818) 444-4503
Facsimile: (818) 444-6303
Attention: Greg Akselrud, Esq.

If to a Holder, to its address and facsimile number set forth on the Schedule of Holders attached hereto, with copies to such Holder's representatives as set forth on the Schedule of Holders, or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change.  Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

c.      Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

d.      All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of California.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the County of Los Angeles, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

e.      This Agreement, the other Transaction Documents and the instruments referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein.  This Agreement, the other Transaction Documents and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

f.      Subject to the requirements of Section 10, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

g.      The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

h.      This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement.  This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

i.      Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

j.      All consents and other determinations required to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Required Holders.

k.      The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

l.      This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

m.      The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor, and no provision of this Agreement is intended to confer any obligations on any Investor vis-à-vis any other Investor.  Nothing contained herein, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.

* * * * * *

IN WITNESS WHEREOF, each Holder and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY:

ATHERONOVA INC.

By:
Name:
Title:

IN WITNESS WHEREOF, each Holder and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

HOLDERS:

W-NET FUND I, L.P.
a Delaware limited partnership

By: W-Net Fund GP I LLC
Title: General Partner

By: ____________________________
Name:  David Weiner
Title: Manager

MKM OPPORTUNITY MASTER FUND

By:
Title:

By: ____________________________
Name:
Title:

EUROPA INTERNATIONAL INC.

By:
Title:

By: ____________________________
Name:
Title:

SCHEDULE OF HOLDERS

Stockholders

Holder	Holder's Address and Facsimile Number	Holder's Representative's Address and Facsimile Number

W-Net Fund I, L.P.	3940 Laurel Canyon Blvd. Suite 327 Studio City, CA 91604 Facsimile: (818) 474-7589 Attn: David Weiner	Stubbs Alderton & Markiles, LLP 15260 Ventura Blvd., 20th Floor Sherman Oaks, CA 91403 Facsimile: 818-444-6303 Attn: Greg Akselrud, Esq.

Europa International Inc.	c/o Knoll Capital Management, L.P. 1114 Avenue of the Americas 45th Floor New York, NY 10036 Facsimile: Attn: Fred Knoll

Purchasers

Holder	Holder's Address and Facsimile Number	Holder's Representative's Address and Facsimile Number

W-Net Fund I, L.P.	3940 Laurel Canyon Blvd. Suite 327 Studio City, CA 91604 Facsimile: (818) 474-7589 Attn: David Weiner	Stubbs Alderton & Markiles, LLP 15260 Ventura Blvd., 20th Floor Sherman Oaks, CA 91403 Facsimile: 818-444-6303 Attn: Greg Akselrud, Esq.

Europa International Inc.	c/o Knoll Capital Management, L.P. 1114 Avenue of the Americas 45th Floor New York, NY 10036 Facsimile: Attn: Fred Knoll
MKM Opportunity Master Fund

1